                                                                   EXHIBIT 10.32

                                 LEASE AGREEMENT

                   MADE AND EXECUTED ON THE 29TH OF MAY, 2002

BETWEEN:            Rinat Yogev Real Estate, Ltd.
                    Private Co. 51-3225615
                    Of:  28 Bezalel St., Ramat Gan
                    (hereinafter:  "the Landlord")
                                                               THE FIRST PARTY;

AND BETWEEN:        Ituran Cellular Communication, Ltd.
                    Private Co. 51-2718925
                    Of:  3 Hashikma St., Azor Industrial Zone
                    (hereinafter:  "the Tenant")
                                                              THE SECOND PARTY;

WHEREAS:            On September 18, 1998 a lease agreement was signed between the Tadiran Telematics, Ltd. and Tadiran Ltd. (hereinafter,
                    "the Basic Lease Agreement"), according to which the Tadiran
                    Telematics, Ltd. was renting a property known as part of
                    Parcel 21 of Block 6781 in the Holon Industrial Zone, with a built-up area of approximately 1,600 sq.m. (hereinafter,
                    "the Telematics Property");

AND WHEREAS:        On April 18, 2002 the Landlord purchased the Telematics
                    Property from Tadiran Ltd., (through Koor Industries, Ltd.), as well as an adjacent area of about 800 sq.m. in size
                    (hereinafter, "the Leased Property"), and it was agreed that upon the delivery of possession all of the rights and
                    obligations of Tadiran Ltd. regarding the Telematics
                    Property and the Leased Property would be transferred to the
                    Landlord;

AND WHEREAS:        Beginning in February or thereabouts (hereinafter, "the
                    Determining Date") the Tenant is interested in renting the
                    Leased Property from the Landlord, and the Landlord is
                    interested in renting out the Leased Property in the manner and circumstances set forth below;

AND WHEREAS:        The parties wish to set out the relationship between them
                    regarding all matters concerning the Lease Period beginning on the Determining Date and therefrom;

       THEREFORE THE PARTIES HAVE DECLARED, AGREED AND STIPULATED AS FOLLOWS:

1.     The Lease Agreement and all of its provisions shall apply to the lease referred to in this Agreement, mutatis mutandis and with the changes explicitly set out in this Agreement. The Lease Agreement is attached hereto as APPENDIX A.

2.     In the Lease Agreement, wherever mention is made of Tadiran, Ltd., this shall be replaced with Rinat Yogev Real Estate, Ltd., and wherever mention is made of Tadiran Telematics Ltd., this shall be replaced with
       Ituran Cellular Communications, Ltd. The Lease Agreement shall apply to the Leased Property and the relationship between the parties.

3.     The Lease Period shall begin on the Determining Date, and extend for a period of two years. The Tenant is hereby given four options of two years each to extend the Lease Period. The Lease Agreement shall be renewed automatically for two years, each time in accordance with the aforementioned options, unless the Tenant informs the Landlord otherwise by the end of the agreement via written notification 120 days prior to the end of the Lease Period.

4.     The lease fee and all payments the Tenant is obligated to pay to the
       Landlord shall be the same as the lease fee and other payments that
       Tadiran Telematics Ltd. pays to the Landlord, and in proportion to the size of the Leased Property in relationship to the Telematics Property.

5.     The Leased Property shall be surrendered to the Tenant on the Determining
       Date "as is."

        AND IN WITNESS THEREOF THE PARTIES HAVE AFFIXED THEIR SIGNATURES:

              (stamped and signed)            (stamped and signed)

        Rinat Yogev Real Estate, Ltd.    Ituran Cellular Communication, Ltd.
        -----------------------------    -----------------------------------
        RINAT YOGEV REAL ESTATE, LTD.         TADIRAN TELEMATICS, LTD.

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